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                                                                      Exhibit 32

                                  CERTIFICATION

                  Pursuant to Section 906 of the Sarbanes-Oxley
          Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter
                       63 of Title 18, United States Code)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of deltathree, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 6, 2003           /s/ Shimmy Zimels
       ----------------           ------------------------------------------
                                  Shimmy Zimels
                                  Chief Executive Officer
                                  (Principal Executive Officer)


Dated: November 6, 2003           /s/ Paul C. White
       ----------------           ------------------------------------------
                                  Paul C. White
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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